UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 22, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement

On May 26, 2019, RenovaCare, Inc. (the “Company”) and Dr. Robin Robinson executed an Employment Agreement (the “Employment Agreement”) having an effective date of June 1, 2020 (the “Effective Date”) pursuant to which Dr. Robinson Dr. Robin A. Robinson will now serve in a new and expanded full-time role as the Company’s Chief Scientific Officer. Prior to his appointment as RenovaCare Chief Scientific Officer, Dr. Robinson served as Vice President Scientific Affairs at the Company in a part-time consulting capacity since August 2019.  As Chief Scientific Officer, Dr. Robinson joins the executive leadership team in a full-time position, with substantially expanded research and development responsibilities at RenovaCare. A copy of the Employment Agreement is attached as Exhibit 10.1.

In addition to a base salary of $220,000 Dr. Robinson will be eligible to earn an annual bonus equal to up to 30% of his base salary then in effect based upon the Company’s assessment of Dr. Robinson’s achievement of personal performance goals. The Company has also agreed to grant Dr. Robinson no later than the Effective Date, an option to purchase up to 200,000 shares of the Company’s common stock. The option will vest as to 100,000 shares on the date of grant and 100,000 shares on the 1st anniversary of the Effective Date. The initial exercise price of the option will be the fair market value of the Company’s common stock on the date of grant. The option will only be effective upon the execution and delivery of an option agreement substantially in the form thereof attached to the Employment Agreement.

The Employment Agreement has a 2 year term; however, it may be terminated by either party at any time; If terminated by the Company without cause, as defined in the Employment Agreement, in addition to certain specified benefits, Dr. Robinson is entitled to a severance payment equal to six months of his base salary then in effect.

In connection with the Employment Agreement the Company and Dr. Robinson also entered into a Confidential Information and Invention Assignment Agreement in the form attached to the Employment Agreement, effective as of the Effective Date.

For the eight years to April 2016, Dr. Robinson was the Director of the Biomedical Advanced Research and Development Authority at the U.S. Department of Health and Human Services. From May 2016 to the present, Dr. Robinson has provided consultation services to multiple multi-national and U.S.-based vaccine, pharmaceutical, venture capital, and scientific consulting companies. Additionally, he has served as an acting chief executive officer of U.S.-based start-up vaccine company and served as a senior scientist to advise on the creation of a new company focused on the development of stem cell therapies.

The summary of the terms of the Employment Agreement and the included in this Current Report on Form 8-K (this “Report”) does not purport to be complete and is qualified in its entirety by reference to the Agreement as attached as Exhibit 10.1 and is incorporated by reference herein.

For the eight years to April 2016, Dr. Robinson was the Director of the Biomedical Advanced Research and Development Authority at the U.S. Department of Health and Human Services. From May 2016 to the present, Dr. Robinson has provided consultation services to multiple multi-national and U.S.-based vaccine, pharmaceutical, venture capital, and scientific consulting companies. Additionally, he has served as an acting chief executive officer of U.S.-based start-up vaccine company and served as a senior scientist to advise on the creation of a new company focused on the development of stem cell therapies.

On May 22, 2020 the Company’s Board of Directors also granted certain officers, directors and consultants an aggregate of 1,550,000 options vesting as to 50% thereof on the date of grant and 50% thereof on the 1st anniversary of the date of grant. The exercise price was set at $1.40 per share, the closing price of the Company’s common stock on the date of grant as reported on the OTC Pink Sheet trading platform. Mr. Jatinder Bhogal, the Company’s Chief Operating Officer received an option to purchase up to 1,000,000 shares and Mr. Kenneth Kirkland, a member of the Company’s Board of Directors received an option to purchase up to50,000 shares; the balance of the options was granted to a consultant to the Company. The option grants will be effective upon execution and delivery by the recipients of a stock option agreement substantially in the form attached as Exhibit 10.2 to this Report.

Item 7.01. Regulation FD Disclosure.

On May 26, RenovaCare, Inc. issued a press release titled “RenovaCare Appoints Founding Director of BARDA Dr. Robin A. Robinson to Chief Scientific Officer”. A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

No.	Description
10.1	Executive Services Consulting Agreement, dated May 26, 2020, and effective June 1, 2020, by and between RenovaCare, Inc. and Dr. Robin Robinson.
10.2	Form of Officer, Director and Consultant Stock Option Agreement
99.1	Press release dated May 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 29, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer